                                                                    Exhibit 99.1


BEAR STEARNS                                            Bear, Stearns & Co. Inc.
ATLANTA.BOSTON.CHICAGO                             Asset-Backed Securities Group
DALLAS.LOS ANGELES.NEW YORK.SAN FRANCISCO                        245 Park Avenue
FRANKFORT.GENEVA.HONG KONG                                  New York, N.Y. 10167
LONDON.PARIS.TOKYO                            (212) 272-2000; (212) 272-7294 fax

FAX TRANSMITTAL:                  TERM SHEETS

                          [LOGO OF GREENPOINT CREDIT]

                 GreenPoint Credit Corp. Manufactured Housing
                 --------------------------------------------
            Contract Trust Pass-Through Certificates, Series 1999-1
            -------------------------------------------------------


--------------------------------------------------------------------------------
Fax to:                                           Date:          Fixed: 2/15/99
Company:                         # Pages (incl. cover):                19
Fax No:                                       Phone No:
--------------------------------------------------------------------------------
From:                                         Phone No:
--------------------------------------------------------------------------------


 Statement Regarding Assumptions as to Securities, pricing estimates, and other
                                  Information

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results that may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you.
Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                         [LOGO OF GREENPOINT CREDIT]
    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

 This collateral and bond information supersedes the information in all prior collateral term sheets.

------------------------------------------------------------------------------------------------------------------------------------
         Approximate                                  Approximate      Principal:    Last Scheduled
                                                                       ----------
         Class Size                   Expected Ratings  Average       First Last/    Distribution     Day    Settlement       Delay
Class    ($ MM) (1)    Tranche Type    (Moody's/S&P)    Life (1)      Window (mos.)     Date (3)     Count   Convention (4)    Days
------------------------------------------------------------------------------------------------------------------------------------
A-1      $143.500    Fixed Sequential     Aaa/AAA     1.10 yrs./MAT      1-26/26        12/15/09     30/360   24 days A.I.     14
------------------------------------------------------------------------------------------------------------------------------------
A-2      $125.500    Fixed Sequential     Aaa/AAA     3.10 yrs./MAT     26-50/25         8/15/15     30/360   24 days A.I.     14
------------------------------------------------------------------------------------------------------------------------------------
A-3      $ 91.000    Fixed Sequential     Aaa/AAA     5.10 yrs./MAT     50-74/25        11/15/18     30/360   24 days A.I.     14
------------------------------------------------------------------------------------------------------------------------------------
A-4 (2)  $ 75.000    Fixed Sequential     Aaa/AAA     7.10 yrs./MAT     74-99/26         2/15/22     30/360   24 days A.I.     14
------------------------------------------------------------------------------------------------------------------------------------
A-5 (2)  $196.659    Fixed Sequential     Aaa/AAA    12.15 yrs./CALL   99-177/79         8/15/29     30/360   24 days A.I.     14
         --------
------------------------------------------------------------------------------------------------------------------------------------
         $631.659
------------------------------------------------------------------------------------------------------------------------------------

(1) Bond sizes are approximate, subject to a permitted variance of plus or minus 5%; Class A-5 will be priced to 10% Optional Termination.
(2) Bonds subject to a maximum rate equal to the "Weighted Average Net Contract Rate" of the contracts; see below -- to be confirmed at pricing.
(3) Last Scheduled Distribution Date is defined as: for Class A-1 through A-4, such distribution date assuming 0% MHP, and for Class A-5 as the 6th distribution date following the month of the latest contract maturity date in the contract pool.
(4) The first monthly Distribution Date will be March 15, 1999. The Class A Certificates record date for the first Distribution Date will be February 26, 1999, and thereafter will be the last business day of the month preceding a Distribution Date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                    Page 2                          BEAR STEARNS

                         [LOGO OF GREENPOINT CREDIT]
    GREENPOINT CREDIT CORP. MANUFACTURED HOUSING CONTRACT TRUST PASS-THROUGH
    ------------------------------------------------------------------------
                          CERTIFICATES, SERIES 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior colleteral term sheets.

                               Summary of Terms

Seller and Servicer:      GreenPoint Credit Corp.

Trustee:                  The First National Bank of Chicago.

Underwriters:   Bear Stearns & Co. Inc. (lead manager), Credit Suisse First
                           Boston, NationsBanc Montgomery Securities LLC (co-managers).

Cut-off Date:   January 31, 1999.

Contract Pool:  16,667 fixed rate contracts with a principal balance of approximately $631,659,215 as of the Cut-off Date (the "Contract Pool" or the "Contracts").

Certificates:  Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5.

Credit Enhancement:  Surety Bond: The required monthly payments of interest and scheduled principal are unconditionally guaranteed to the holders of all classes of offered certificates by MBIA Insurance Corporation.

Pricing Prepayment Speed:  200% MHP will be applied for pricing purposes. 100%
                           MHP describes prepayments starting at prepayment rates of 3.7% per annum of the then unpaid principal balance of such Contracts in the first month of the life of the Contracts and an additional 0.1% per annum in each month thereafter until the 24th month. Beginning in the 24th month and in each month thereafter during the life of the Contracts, 100% of the Prepayment Model assumes a constant prepayment rate of 6.00% per annum.

Pricing Date:              [February 18, 1999].

Expected Settlement:       [February 25, 1999], through DTC [and Euroclear or
                           CEDEL t.b.d.].

Minimum Denominations:     Offered in minimum denominations of $50,000 each and
                           multiples of $1,000 in excess thereof.

Settlement Conventions:    30/360, with 24 days accrued interest, 14 day
                           delay.

Record Date: The record date for the first Distribution Date will be February
                           26, 1999, and thereafter will be the last business day of the month preceding a Distribution Date.

Distribution Dates:        The 15th of each month, beginning March 1999.

Distributions of Interest  With respect to each Distribution Date, the Class A
                           Certificates will accrue interest for each Distribution Date at 1/12th of the related pass-through rate on the related principal balance immediately prior to such Distribution Date. The interest period for the Class A Certificates for each Distribution Date is the calendar month preceding such Distribution Date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                              Page 3                                BEAR STEARNS

                          [LOGO OF GREENPOINT CREDIT]
    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior collateral term sheets.


                           Summary of Terms (cont.)

[Class A-4 Pass-Through Rate

The Class A-4 Pass-Through Rate will be the lesser of (i) [  ]% per annum and
                              (ii) the Weighted Average Net Contract Rate of the Contracts. The "Weighted Average Net Contract Rate" for any Distribution Date shall equal the per annum rate equal to the average of the Net Contract Rates of the Contracts as of the first day of the related Collection Period, weighted on the basis of the Scheduled Principal Balances of the Contracts on the first day of the related Collection Period to be confirmed at pricing.]

Class A-5 Pass-Through Rate

The Class A-5 Pass-Through Rate will be the lesser of (i) [  ]% per annum and
                             (ii) the Weighted Average Net Contract Rate of the Contracts. The "Weighted Average Net Contract Rate" for any Distribution Date shall equal the per annum rate equal to the average of the Net Contract Rates of the Contracts as of the first day of the related Collection Period, weighted on the basis of the Scheduled Principal Balances of the Contracts on the first day of the related Collection Period.

Distributions of interest
and principal:
                             Class A Certificates, on the 15th of the month:
                             -----------------------------------------------
                             Interest:
                             i) interest accrued on the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-5 Certificates at the respective Pass-Through Rates, distributed concurrently on each Distribution Date;
                             ii)   unpaid interest together with interest
                             thereon at the respective Pass-Through Rates from the due date will be paid in subsequent periods as available;
                             iii) the Class A-4 Pass-Through Rate is subject to a maximum rate equal to the weighted average of the Contract Rate on each contract in the Contract Pool minus the Monthly Servicing Fee Rate.]
                             iv) the Class A-5 Pass-Through Rate is subject to a maximum rate equal to the weighted average of the Contract Rate on each contract in the Contract Pool minus the Monthly Servicing Fee Rate.

                             Principal:
                             Principal of the Class A Certificates will be paid sequentially until each bond principal balance is reduced to zero in the following order:
                             i) Class A-1 until its principal balance is reduced to zero, then;
                             ii) Class A-2 until its principal balance is reduced to zero, then;
                             iii) Class A-3 until its principal balance is reduced to zero, then;
                             iv) Class A-4 until its principal balance is reduced to zero; then;
                             v) Class A-5 until its principal balance is reduced to zero.

                             Order of Distributions:
                             i)    first, concurrently to the Class A
                             Certificateholders, the interest at the respective Pass-Through Rates as described in Interest above;
                             ii) second, the Formula Principal Distribution Amount in the order of priority listed in Principal above;
                             iii)  third, amounts, if any, required to be
                             deposited into the Special Account;
                             iv) fourth, any remaining available funds to the holder of the Class R Certificate.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                              Page 4                                BEAR STEARNS

                         [LOGO OF GREENPOINT CREDIT]
    GREENPOINT CREDIT CORP. MANUFACTURED HOUSING CONTRACT TRUST PASS-THROUGH
    ------------------------------------------------------------------------
                          CERTIFICATES, SERIES 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior colleteral term sheets.


                           Summary of Terms (cont.)

Allocation of Losses: A loss is realized on a contract when the Servicer determines that it has received all amounts it expects to recover from that contract and that amount of recovery is less than the sum of the outstanding principal balance of the contract and the accrued and unpaid interest thereon. If there is a default by MBIA Insurance Corporation under the certificate insurance policy, losses on contracts will be allocated to the certificates.

Advances: For any month, if the Servicer receives a payment on a contract that is less than the full scheduled payment or receives no payment, the Servicer will advance its own funds to cover any shortfalls in payments of principal and interest due to the Class A Certificates. However, advances will not exceed the delinquent contract payments and the Servicer will only make advances if it determines that such advances will be recoverable from future payments or collections on that contract.

Optional Termination /
Termination Auction:
                 On any Distribution Date after the Distribution Date on which the Pool Scheduled Balance is less than 10% of the Cut-off Pool Principal Balance, the Servicer will have the option to repurchase all outstanding contracts, or the Servicer may also direct the Trustee to conduct a termination auction.

Tax Status:     REMIC election.

Ratings:        The offered certificates are required to receive the ratings of
                        "AAA" by Standard & Poor's Ratings Services and "Aaa" by Moody's Investors Service, Inc.

ERISA Eligibility:      Expected for all of the offered certificates.

SMMEA Eligibility:      Expected for all of the offered certificates.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                              Page 5                               BEAR STEARNS

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

 This collateral and bond information supersedes the information in all prior collateral term sheets.



                                                              SENSITIVITY TABLES
Class A-I (to maturity)
---------------------------------------------------------------------------------------------------------------
% MHP                                         0%        150%        175%        200%        250%        275%
---------------------------------------------------------------------------------------------------------------
Average Life (years)                       6.35        1.38        1.22        1.10        0.92        0.85
Modified Duration (years)                  4.99        1.27        1.14        1.03        0.86        0.80
First Principal Payment                03/15/99    03/15/99    03/15/99    03/15/99    03/15/99    03/15/99
Last Principal Payment                 12/15/09    10/15/01    07/15/01    04/15/01    12/15/00    10/15/00
Principal Lockout (months)                    0           0           0           0           0           0
Principal Window (months)                   130          32          29          26          22          20
Illustrative Yield @ Par (30/360)          5.81%       5.67%       5.65%       5.63%       5.59%       5.57%
---------------------------------------------------------------------------------------------------------------

Class A-2 (to maturity)
---------------------------------------------------------------------------------------------------------------
% MHP                                         0%        150%        175%        200%        250%        275%
---------------------------------------------------------------------------------------------------------------
Average Life (years)                      13.56        3.93        3.46        3.10        2.57        2.36
Modified Duration (years)                  9.02        3.39        3.03        2.74        2.31        2.14
First Principal Payment                12/15/09    10/15/01    07/15/01    04/15/01    12/15/00    10/15/00
Last Principal Payment                 08/15/15    06/15/04    10/15/03    04/15/03    08/15/02    04/15/02
Principal Lockout (months)                  129          31          28          25          21          19
Principal Window (months)                    69          33          28          25          21          19
Illustrative Yield @ Par (30/360)          6.00%       5.96%       5.95%       5.94%       5.92%       5.92%
---------------------------------------------------------------------------------------------------------------

Class A-3 (to maturity)
---------------------------------------------------------------------------------------------------------------
% MHP                                         0%        150%        175%        200%        250%        275%
---------------------------------------------------------------------------------------------------------------
Average Life (years)                      18.16        6.46        5.71        5.10        4.20        3.85
Modified Duration (years)                 10.73        5.19        4.69        4.26        3.60        3.34
First Principal Payment                08/15/15    06/15/04    10/15/03    04/15/03    08/15/02    04/15/02
Last Principal Payment                 11/15/18    11/15/06    12/15/05    04/15/05    03/15/04    10/15/03
Principal Lockout (months)                  197          63          55          49          41          37
Principal Window (months)                    40          30          27          25          20          19
Illustrative Yield @ Par (30/360)          6.08%       6.06%       6.06%       6.05%       6.04%       6.04%
---------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                    Page 6
                                                                    BEAR STEARNS

                         [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.

                              SENSITIVITY TABLES

---------------------------------------------------------------------------------------------------------------
Class A-4 (to maturity)
---------------------------------------------------------------------------------------------------------------
% MHP                                         0%        150%        175%        200%        250%        275%
---------------------------------------------------------------------------------------------------------------
Average Life (years)                      21.38        8.92        7.92        7.10        5.85        5.37
Modified Duration (years)                 11.32        6.59        6.03        5.54        4.73        4.41
First Principal Payment                11/15/18    11/15/06    12/15/05    04/15/05    03/15/04    10/15/03
Last Principal Payment                 02/15/22    05/15/09    04/15/08    05/15/07    12/15/05    05/15/05
Principal Lockout (months)                  236          92          81          73          60          55
Principal Window (months)                    40          31          29          26          22          20
Illustrative Yield @ Par (30/360)          6.45%       6.44%       6.43%       6.43%       6.42%       6.42%
---------------------------------------------------------------------------------------------------------------

Class A-5 (to 10% call)
---------------------------------------------------------------------------------------------------------------
% MHP                                         0%        150%        175%        200%        250%        275%
---------------------------------------------------------------------------------------------------------------
Average Life (years)                      26.18       14.82       13.40       12.15       10.18        9.39
Modified Duration (years)                 11.98        9.03        8.50        7.99        7.09        6.70
First Principal Payment                02/15/22    05/15/09    04/15/08    05/15/07    12/15/05    05/15/05
Last Principal Payment                 12/15/26    12/15/16    05/15/15    11/15/13    07/15/11    08/15/10
Principal Lockout (months)                  275         122         109          98          81          74
Principal Window (months)                    59          92          86          79          68          64
Illustrative Yield @ Par (30/360)          6.76%       6.76%       6.75%       6.75%       6.75%       6.75%
---------------------------------------------------------------------------------------------------------------

Class A-5 (to maturity)
---------------------------------------------------------------------------------------------------------------
% MHP                                         0%        150%        175%        200%        250%        275%
---------------------------------------------------------------------------------------------------------------
Average Life (years)                      26.51       16.22       14.83       13.60       11.55       10.69
Modified Duration (years)                 12.03        9.37        8.88        8.41        7.56        7.17
First Principal Payment                02/15/22    05/15/09    04/15/08    05/15/07    12/15/05    05/15/05
Last Principal Payment                 11/15/28    11/15/28    11/15/28    11/15/28    11/15/28    11/15/28
Principal Lockout (months)                  275         122         109          98          81          74
Principal Window (months)                    82         235         248         259         276         283
Illustrative Yield @ Par (30/360)          6.76%       6.76%       6.75%       6.75%       6.75%       6.75%
---------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                    Page 7                          BEAR STEARNS

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.


                                DECREMENT TABLES

                                                     Class A-1
                                      ---------------------------------------
            % MHP                       0%   150%   175%   200%   250%   275%
-----------------------------------------------------------------------------
      Payment Date
      ------------
             Intitial Percentage      100    100    100    100    100    100
                  2/15/00              95     65     60     55     45     40
                  2/15/01              89     25     15      5      0      0
                  2/15/02              82      0      0      0      0      0
                  2/15/03              75      0      0      0      0      0
                  2/15/04              67      0      0      0      0      0
                  2/15/05              58      0      0      0      0      0
                  2/15/06              48      0      0      0      0      0
                  2/15/07              37      0      0      0      0      0
                  2/15/08              25      0      0      0      0      0
                  2/15/09              11      0      0      0      0      0
                  2/15/10               0      0      0      0      0      0
                  2/15/11               0      0      0      0      0      0
                  2/15/12               0      0      0      0      0      0
                  2/15/13               0      0      0      0      0      0
                  2/15/14               0      0      0      0      0      0
                  2/15/15               0      0      0      0      0      0
                  2/15/16               0      0      0      0      0      0
                  2/15/17               0      0      0      0      0      0
                  2/15/18               0      0      0      0      0      0
                  2/15/19               0      0      0      0      0      0
                  2/15/20               0      0      0      0      0      0
                  2/15/21               0      0      0      0      0      0
                  2/15/22               0      0      0      0      0      0
                  2/15/23               0      0      0      0      0      0
                  2/15/24               0      0      0      0      0      0
                  2/15/25               0      0      0      0      0      0
                  2/15/26               0      0      0      0      0      0
                  2/15/27               0      0      0      0      0      0
                  2/15/28               0      0      0      0      0      0
                  2/15/29               0      0      0      0      0      0
Weighted Average Life (in years)      6.4    1.4    1.2    1.1    0.9    0.8
(to maturity)

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                              Page 8                                BEAR STEARNS

                         [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior collateral term sheets.

                                DECREMENT TABLES


                                                      Class A-2
                                      ----------------------------------------
           % MHP                         0%   150%   175%   200%   250%   275%
------------------------------------------------------------------------------
      Payment Date
      ------------
      Intitial Percentage              100    100    100    100    100    100
                  2/15/00              100    100    100    100    100    100
                  2/15/01              100    100    100    100     84     73
                  2/15/02              100     85     69     53     23      8
                  2/15/03              100     46     26      7      0      0
                  2/15/04              100     10      0      0      0      0
                  2/15/05              100      0      0      0      0      0
                  2/15/06              100      0      0      0      0      0
                  2/15/07              100      0      0      0      0      0
                  2/15/08              100      0      0      0      0      0
                  2/15/09              100      0      0      0      0      0
                  2/15/10               96      0      0      0      0      0
                  2/15/11               77      0      0      0      0      0
                  2/15/12               56      0      0      0      0      0
                  2/15/13               42      0      0      0      0      0
                  2/15/14               26      0      0      0      0      0
                  2/15/15                8      0      0      0      0      0
                  2/15/16                0      0      0      0      0      0
                  2/15/17                0      0      0      0      0      0
                  2/15/18                0      0      0      0      0      0
                  2/15/19                0      0      0      0      0      0
                  2/15/20                0      0      0      0      0      0
                  2/15/21                0      0      0      0      0      0
                  2/15/22                0      0      0      0      0      0
                  2/15/23                0      0      0      0      0      0
                  2/15/24                0      0      0      0      0      0
                  2/15/25                0      0      0      0      0      0
                  2/15/26                0      0      0      0      0      0
                  2/15/27                0      0      0      0      0      0
                  2/15/28                0      0      0      0      0      0
                  2/15/29                0      0      0      0      0      0
Weighted Average Life (in years)      13.6    3.9    3.5    3.1    2.6    2.4
(to maturity)

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                              Page 9                                BEAR STEARNS

                               [LOGO OF GREENPOINT CREDIT]

                               DECREMENT TABLES

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.

                                DECREMENT TABLES


                                                   Class A-3
                                      ----------------------------------------
            % MHP                        0%   150%   175%   200%   250%   275%
------------------------------------------------------------------------------
        Payment Date
        ------------
               Intitial Percentage     100    100    100    100    100    100
                    2/15/00            100    100    100    100    100    100
                    2/15/01            100    100    100    100    100    100
                    2/15/02            100    100    100    100    100    100
                    2/15/03            100    100    100    100     61     38
                    2/15/04            100    100     82     53      1      0
                    2/15/05            100     68     35      4      0      0
                    2/15/06            100     27      0      0      0      0
                    2/15/07            100      0      0      0      0      0
                    2/15/08            100      0      0      0      0      0
                    2/15/09            100      0      0      0      0      0
                    2/15/10            100      0      0      0      0      0
                    2/15/11            100      0      0      0      0      0
                    2/15/12            100      0      0      0      0      0
                    2/15/13            100      0      0      0      0      0
                    2/15/14            100      0      0      0      0      0
                    2/15/15            100      0      0      0      0      0
                    2/15/16             85      0      0      0      0      0
                    2/15/17             56      0      0      0      0      0
                    2/15/18             24      0      0      0      0      0
                    2/15/19              0      0      0      0      0      0
                    2/15/20              0      0      0      0      0      0
                    2/15/21              0      0      0      0      0      0
                    2/15/22              0      0      0      0      0      0
                    2/15/23              0      0      0      0      0      0
                    2/15/24              0      0      0      0      0      0
                    2/15/25              0      0      0      0      0      0
                    2/15/26              0      0      0      0      0      0
                    2/15/27              0      0      0      0      0      0
                    2/15/28              0      0      0      0      0      0
                    2/15/29              0      0      0      0      0      0
Weighted Average Life (in years)      18.2    6.5    5.7    5.1    4.2    3.9
(to maturity)

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                              Page 10                               BEAR STEARNS

                         [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.

                               DECREMENT TABLES

                                                             Class A-5
                                      ----------------------------------------
                     % MHP               0%   150%   175%   200%   250%   275%
------------------------------------------------------------------------------
      Payment Date
      ------------
             Initial Percentage        100    100    100    100    100    100
                  2/15/00              100    100    100    100    100    100
                  2/15/01              100    100    100    100    100    100
                  2/15/02              100    100    100    100    100    100
                  2/15/03              100    100    100    100    100    100
                  2/15/04              100    100    100    100    100     72
                  2/15/05              100    100    100    100     40     11
                  2/15/06              100    100     91     53      0      0
                  2/15/07              100     87     45      8      0      0
                  2/15/08              100     45      4      0      0      0
                  2/15/09              100      7      0      0      0      0
                  2/15/10              100      0      0      0      0      0
                  2/15/11              100      0      0      0      0      0
                  2/15/12              100      0      0      0      0      0
                  2/15/13              100      0      0      0      0      0
                  2/15/14              100      0      0      0      0      0
                  2/15/15              100      0      0      0      0      0
                  2/15/16              100      0      0      0      0      0
                  2/15/17              100      0      0      0      0      0
                  2/15/18              100      0      0      0      0      0
                  2/15/19               90      0      0      0      0      0
                  2/15/20               62      0      0      0      0      0
                  2/15/21               31      0      0      0      0      0
                  2/15/22                0      0      0      0      0      0
                  2/15/23                0      0      0      0      0      0
                  2/15/24                0      0      0      0      0      0
                  2/15/25                0      0      0      0      0      0
                  2/15/26                0      0      0      0      0      0
                  2/15/27                0      0      0      0      0      0
                  2/15/28                0      0      0      0      0      0
                  2/15/29                0      0      0      0      0      0
Weighted Average Life (in years)      21.4    8.9    7.9    7.1    5.9    5.4
(to maturity)
------------------------------------------------------------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. changes to the assumption may have a material impacted on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for information purposes, and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy.
NationsBanc Montgomery Securities LLC and/or affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice of investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. NOTE TO RECIPIENT: In addition, please not that this information has been provided by NationsBanc Montgomery Securities LLC. We recommend that investors obtain the advice of their NationsBanc Montgomery Securities LLC representative about the investment concerned.

                                                              Page 11

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior collateral term sheets.

                               DECREMENT TABLES

                                                       Class A-5
                                     ---------------------------------------------
                     % MHP               0%    150%    175%    200%    250%    275%
----------------------------------------------------------------------------------
    Payment Date
    ------------
       Intitial Percentage             100     100     100     100     100     100
                   2/15/00             100     100     100     100     100     100
                   2/15/01             100     100     100     100     100     100
                   2/15/02             100     100     100     100     100     100
                   2/15/03             100     100     100     100     100     100
                   2/15/04             100     100     100     100     100     100
                   2/15/05             100     100     100     100     100     100
                   2/15/06             100     100     100     100      95      85
                   2/15/07             100     100     100     100      79      69
                   2/15/08             100     100     100      88      65      56
                   2/15/09             100     100      87      74      53      45
                   2/15/10             100      90      75      63      43      36
                   2/15/11             100      77      64      52      35      28
                   2/15/12             100      67      54      43      28      22
                   2/15/13             100      58      46      37      23      18
                   2/15/14             100      50      39      31      18      14
                   2/15/15             100      43      33      26      15      11
                   2/15/16             100      37      28      21      12       9
                   2/15/17             100      31      23      17       9       7
                   2/15/18             100      26      19      14       7       5
                   2/15/19             100      21      15      11       5       4
                   2/15/20             100      18      12       9       4       3
                   2/15/21             100      14      10       7       3       2
                   2/15/22              99      12       8       5       2       2
                   2/15/23              85       9       6       4       2       1
                   2/15/24              71       7       5       3       1       1
                   2/15/25              58       5       3       2       1       1
                   2/15/26              44       4       2       1       1       0
                   2/15/27              29       2       1       1       0       0
                   2/15/28              13       1       1       0       0       0
                   2/15/29               0       0       0       0       0       0
Weighted Average Life (in years)      26.5    16.2    14.8    13.6    11.5    10.7
(to maturity)

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                              Page 12                               BEAR STEARNS

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior collateral term sheets.

                               DECREMENT TABLES

                                                 Class A-5 (to 10% call)
                                       -------------------------------------------
            % MHP                        0%    150%    175%    200%    250%   275%
----------------------------------------------------------------------------------
Payment Date
------------
       Initial Percentage              100     100     100     100     100    100
            2/15/00                    100     100     100     100     100    100
            2/15/01                    100     100     100     100     100    100
            2/15/02                    100     100     100     100     100    100
            2/15/03                    100     100     100     100     100    100
            2/15/04                    100     100     100     100     100    100
            2/15/05                    100     100     100     100     100    100
            2/15/06                    100     100     100     100      95     85
            2/15/07                    100     100     100     100      79     69
            2/15/08                    100     100     100      88      65     56
            2/15/09                    100     100      87      74      53     45
            2/15/10                    100      90      75      63      43     36
            2/15/11                    100      77      64      52      35      0
            2/15/12                    100      67      54      43       0      0
            2/15/13                    100      58      46      37       0      0
            2/15/14                    100      50      39       0       0      0
            2/15/15                    100      43      33       0       0      0
            2/15/16                    100      37       0       0       0      0
            2/15/17                    100       0       0       0       0      0
            2/15/18                    100       0       0       0       0      0
            2/15/19                    100       0       0       0       0      0
            2/15/20                    100       0       0       0       0      0
            2/15/21                    100       0       0       0       0      0
            2/15/22                     99       0       0       0       0      0
            2/15/23                     85       0       0       0       0      0
            2/15/24                     71       0       0       0       0      0
            2/15/25                     58       0       0       0       0      0
            2/15/26                     44       0       0       0       0      0
            2/15/27                      0       0       0       0       0      0
            2/15/28                      0       0       0       0       0      0
            2/15/29                      0       0       0       0       0      0
Weighted Average Life (in years)      26.2    14.8    13.4    12.1    10.2    9.4
(to 10% call)

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                              Page 13                               BEAR STEARNS

                          [LOGO OF GREENPOINT CREDIT]

    GREENPOINT CREDIT CORP. MANUFACTURED HOUSING CONTRACT TRUST PASS-THROUGH
    ------------------------------------------------------------------------
                          CERTIFICATES, SERIES 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.


                               COLLATERAL SUMMARY

  COLLATERAL STATISTICS ARE BASED ON THE CONTRACT POOL AS OF 1/31/99 ("CUT-OFF
                                    DATE").


TOTAL OUTSTANDING BALANCE:      $631,659,215.51

NUMBER OF LOANS:                16,667

AVERAGE REMAINING BALANCE:      $37,898.79

AMORTIZATION METHOD:            100%  fully amortizing

WA Gross Coupon:                9.419%  (range: 4.75% - 14.75%)

WA Original Term:               310.4 months (range: 12 - 360 months)

WA Remaining Term               308.1 months (range: 8 - 360 months)

WA Seasoning:                   2.29  months

Original LTV Ratio:             88.25%  (range: 11.45% - 95.46%)

New / Used                      81.53%  New / 18.46% Used

Land  Home Contracts            22.94%  (includes Land in Lieu)

Geographic Distribution:        TX (9.40%), GA (8.81%),  NC (7.48%), AL (7.17%)

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                              Page 14                               BEAR STEARNS

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.

        Geographic Distribution of Manufactured Homes as of Origination

                                          Aggregate Scheduled        % of Contracts By
                    Number of Contracts    Principal Balance    Scheduled Principal Balance
      State         As of Cut-off Date    As of Cut-off Date         As of Cut-off Date
-------------------------------------------------------------------------------------------
Alabama                           1,168       $ 45,289,126.54                          7.17 %
Arizona                             479         20,362,477.56                          3.22
Arkansas                            547         20,043,748.58                          3.17
California                          266          8,425,583.47                          1.33
Colorado                            257          9,802,643.97                          1.55
Delaware                             56          2,650,645.24                          0.42
Florida                             597         26,280,744.97                          4.16
Georgia                           1,272         55,671,781.53                          8.81
Idaho                                71          2,216,408.48                          0.35
Illinois                            304         10,875,599.90                          1.72
Indiana                             408         16,324,006.85                          2.58
Iowa                                121          3,699,446.57                          0.59
Kansas                               75          3,076,365.86                          0.49
Kentucky                            795         26,870,126.92                          4.25
Louisiana                           488         16,650,536.62                          2.64
Maine                               136          7,360,657.53                          1.17
Maryland                             63          2,009,913.46                          0.32
Massachusetts                         2             55,271.71                          0.01
Michigan                            395         14,323,849.62                          2.27
Minnesota                            85          2,370,681.09                          0.38
Mississippi                         685         24,308,611.25                          3.85
Missouri                            585         18,765,823.42                          2.97
Montana                              59          2,496,709.13                          0.40
Nebraska                             99          4,096,673.91                          0.65
Nevada                              131          7,353,255.89                          1.16
New Hampshire                        49          2,480,272.82                          0.39
New Jersey                            6            239,952.98                          0.04
New Mexico                          229          8,165,357.78                          1.29
New York                            307         15,076,796.88                          2.39
North Carolina                    1,246         47,258,522.75                          7.48
North Dakota                         30            836,104.84                          0.13
Ohio                                368         13,224,575.95                          2.09
Oklahoma                            390         13,944,840.33                          2.21
Oregon                              150          5,312,100.12                          0.84
Pennsylvania                        421         14,115,550.20                          2.23
South Carolina                      593         21,921,274.67                          3.47
South Dakota                         50          1,997,290.45                          0.32
Tennessee                           753         28,002,264.72                          4.43
Texas                             1,607         59,397,209.48                          9.40
Utah                                 56          2,725,837.12                          0.43
Vermont                              64          3,394,264.09                          0.54
Virginia                            399         14,816,351.71                          2.35
Washington                          157          5,289,374.18                          0.84
West Virginia                       386         13,379,628.90                          2.12
Wisconsin                           165          4,448,558.20                          0.70
Wyoming                              97          4,252,397.27                          0.67
                                 ------       ---------------                       -------
Total                            16,667       $631,659,215.51                        100.00 %

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                              Page 15                               BEAR STEARNS

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.

              Distribution of Principal Balances of Contracts (1)

                                               Aggregate Scheduled        % of Contracts By
Original Principal   Number of Contracts        Principal Balance    Scheduled Principal Balance
Balance              As of Cut-off Date        As of Cut-off Date         As of Cut-off Date
--------------------------------------------------------------------------------------------------
$0-5,000                       22               $     93,640.56                   0.01 %
5,001-7,500                   125                    794,793.25                   0.13
7,501-10,000                  311                  2,685,122.70                   0.43
10,001-12,500                 492                  5,541,920.15                   0.88
12,501-15,000                 561                  7,677,848.62                   1.22
15,001-17,500                 634                 10,205,274.23                   1.62
17,501-20,000                 722                 13,425,747.94                   2.13
20,001-22,500                 723                 15,332,566.76                   2.43
22,501-25,000                 874                 20,705,699.00                   3.28
25,001-27,500               1,002                 26,183,286.80                   4.15
27,501-30,000               1,079                 30,964,156.19                   4.90
30,001-32,500               1,038                 32,356,509.86                   5.12
32,501-35,000               1,099                 37,053,241.52                   5.87
35,001-40,000               1,795                 66,893,328.15                  10.59
40,001-45,000               1,267                 53,722,086.03                   8.50
45,001-50,000               1,049                 49,729,361.28                   7.87
50,001-55,000                 954                 49,852,452.03                   7.89
55,001-60,000                 709                 40,621,783.50                   6.43
60,001-65,000                 587                 36,564,294.56                   5.79
65,001-70,000                 391                 26,248,053.67                   4.16
70,001-75,000                 287                 20,784,399.63                   3.29
75,001-80,000                 272                 21,028,001.59                   3.33
80,001-85,000                 188                 15,446,296.18                   2.45
over $85,000                  486                 47,749,351.31                   7.56
                          -------               ---------------               --------
Total                      16,667               $631,659,215.51                 100.00%
-------------

(1) The greatest Contract Scheduled Principal Balance is $177,478.54, which represents 0.03% of the aggregate Scheduled Principal Balance of the Contracts as of the Cut-off Date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                              Page 16                               BEAR STEARNS

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.

                 Distribution of Original Loan-to-Value Ratios

                                                    Aggregate Scheduled          % of Contracts By
Original                Number of Contracts          Principal Balance      Scheduled Principal Balance
Loan-to-Value Ratio      As of Cut-off Date          As of Cut-off Date           As of Cut-off Date
-------------------     -------------------         -------------------     ---------------------------
0.01-50.49%                           175             $  3,293,712.39                       0.52 %
50.50-60.49                           161                4,186,791.08                       0.66
60.50-70.49                           321               10,186,502.90                       1.61
70.50-80.49                         1,472               50,135,042.16                       7.94
80.50-85.49                         1,591               65,952,901.73                      10.44
85.50-90.49                         6,806              249,453,883.02                      39.49
90.50-95.49                         6,141              248,450,382.23                      39.33
                                  --------            ---------------                    -------
Total                              16,667             $631,659,215.51                     100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                              Page 17                              BEAR STEARNS

                         [LOGO OF GREENPOINT CREDIT]


    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
-------------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.

                     Contract Rates as of the Cut-off Date

                                                Aggregate Scheduled        % of Contracts By
Contract Rate As of      Number of Contracts    Principal Balance     Scheduled Principal Balance
Cut-off Date             As of Cut-off Date     As of Cut-off Date        As of Cut-off Date
--------------------------------------------------------------------------------------------------
4.750-4.999 %                              1       $     23,105.14                 0.00 %
5.000-5.249                                3            141,784.85                 0.02
5.250-5.499                               30          1,705,225.48                 0.27
5.500-5.749                                8            417,089.65                 0.07
5.750-5.999                               96          5,136,825.95                 0.81
6.000-6.249                               16            768,866.93                 0.12
6.250-6.499                               17          1,235,111.21                 0.20
6.500-6.749                               99          5,995,849.86                 0.95
6.750-6.999                              423         31,791,671.37                 5.03
7.000-7.249                              534         40,191,016.25                 6.36
7.250-7.499                              222         13,553,448.52                 2.15
7.500-7.749                              189          9,589,720.95                 1.52
7.750-7.999                              602         31,640,290.30                 5.01
8.000-8.249                              873         47,677,724.27                 7.55
8.250-8.499                              820         42,284,594.45                 6.69
8.500-8.749                              432         15,955,826.34                 2.53
8.750-8.999                              562         23,316,376.06                 3.69
9.000-9.249                            1,047         43,258,568.98                 6.85
9.250-9.499                              391         16,632,077.19                 2.63
9.500-9.749                              355         14,811,756.97                 2.34
9.750-9.999                              500         20,522,550.97                 3.25
10.000-10.249                            697         28,579,538.04                 4.52
10.250-10.499                            843         32,258,368.71                 5.11
10.500-10.749                            704         21,437,903.29                 3.39
10.750-10.999                            752         22,654,285.65                 3.59
11.000-11.249                          1,195         36,757,450.03                 5.82
11.250-11.499                            491         16,630,316.86                 2.63
11.500-11.749                            515         17,098,858.25                 2.71
11.750-11.999                            493         12,193,208.84                 1.93
12.000-12.249                            847         18,972,485.50                 3.00
12.250-12.499                            880         19,793,457.61                 3.13
12.500-12.749                            705         13,967,470.59                 2.21
12.750-12.999                            214          5,002,770.79                 0.79
13.000-13.249                            166          2,872,916.00                 0.45
13.250-13.499                            276          5,139,705.53                 0.81
13.500-13.749                            300          4,916,988.93                 0.78
13.750-13.999                            282          5,171,306.11                 0.82
14.000-14.249                             33            570,241.53                 0.09
14.250-14.499                             18            344,010.24                 0.05
14.500-14.749                             16            310,689.13                 0.05
14.750-14.999                             20            337,762.19                 0.05
                                    --------       ---------------              -------
Total                                 16,667       $631,659,215.51               100.00 %

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                              Page 18                              BEAR STEARNS

                          [LOGO OF GREENPOINT CREDIT]


    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.

                         Remaining Months to Maturity

                                               Aggregate Scheduled        % of Contracts By
   Months Remaining     Number of Contracts    Principal Balance    Scheduled Principal Balance
   As of Cut-off Date   As of Cut-off Date     As of Cut-off Date         As of Cut-off Date
-----------------------------------------------------------------------------------------------
     1-30                       13               67,270.86                     0.01%
     31-60                     187            1,684,960.06                     0.27%
     61-90                     292            3,809,959.25                     0.60%
     91-120                    810           12,654,160.34                     2.00%
     121-150                   257            3,771,016.50                     0.60%
     151-180                 2,333           47,506,314.24                     7.52%
     181-210                    11              454,783.21                     0.07%
     211-240                 3,518          107,867,336.45                    17.08%
     241-270                     9              410,900.39                     0.07%
     271-300                 1,834           72,149,316.52                    11.42%
     301-360                 7,403          381,283,197.69                    60.36%
                          --------         ---------------                  -------
     Total                  16,667         $631,659,215.51                   100.00%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                              Page 19                               BEAR STEARNS